QuickLinks -- Click here to rapidly navigate through this document

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): October 31, 2005

Accellent Corp.
(Exact Name of Registrant as Specified in Charter)

Colorado	333-118675	91-2054669
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 West 7th Avenue, Suite 200, Collegeville, PA 19426-0992
(Address of Principal Executive Offices) (Zip Code)

Registrant's telephone number, including area code: (610) 489-0300

N/A
(Former Name or Former Address, if Changed Since Last Report)

        Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

  ☐
  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

  ☐
  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

  ☐
  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

  ☐
  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01—Entry into a Material Definitive Agreement

        At a special meeting of stockholders held on October 31, 2005, the stockholders of the Company's parent corporation, Accellent Inc., approved the Accellent Inc. Management Bonus Plan (the "Plan"). On October 7, 2005, Accellent Inc.'s Board of Directors adopted the Plan, effective upon stockholder approval. The Plan applies to employees of Accellent Inc. and its affiliates that are either identified in the Plan or determined by Accellent Inc.'s Board of Directors to be eligible to receive a bonus payment pursuant to the Plan. The Plan provides that for services rendered in connection with consummation of the merger of Accellent Inc. pursuant to the terms of the Agreement and Plan of Merger, dated October 7, 2005, between Accellent Inc. and Accellent Acquisition Corp. (the "Change in Control"), certain cash bonuses (less applicable taxes) will be paid to the employees listed on a schedule to the Plan upon the consummation of the Change in Control. In addition, cash bonuses (less applicable taxes) will be paid to certain other employees of Accellent Inc., as determined by the Board of Directors of Accellent Inc., in its sole discretion, for services rendered in connection with the Change in Control, upon the consummation of the Change in Control.

Item 2.02—Results of Operations and Financial Condition

        The information furnished pursuant to Item 7.01 is furnished hereunder and incorporated herein, and in the Company's Offer to Purchase and Consent Solicitation Statement dated October 21, 2005 relating to its 10% Senior Subordinated Notes due 2012, by reference thereto and to Exhibits 99.1 and 99.2 furnished with this current report on Form 8-K.

Item 7.01—Regulation FD Disclosure

        Furnished as Exhibits 99.1 and 99.2 hereto and incorporated by reference herein is a presentation as of November 1, 2005 of certain information relating to the Company, including information relating to the pending acquisition of the Company's parent by affiliates of Kohlberg Kravis Roberts & Co. L.P.

Item 8.01—Other Events

        On October 31, 2005, Accellent Inc. issued a press release announcing that at a special meeting of its stockholders held on October 31, 2005, the stockholders of Accellent Inc. approved the merger of an affiliate of Kohlberg Kravis Roberts & Co. L.P. with and into Accellent Inc. A copy of the press release is attached hereto as Exhibit 99.3 and is incorporated herein by reference.

Item 9.01—Financial Statements and Exhibits

  (d)
  Exhibits

99.1—	Supplemental Regulation FD disclosure of Accellent Corp. dated November 1, 2005*
99.2—	Unaudited financial statements of Machining Technology Group, LLC, as of and for the nine months ended September 30, 2005*
99.3—	Press release dated October 31, 2005

  *
  This exhibit is furnished by the Company and is not "filed" for purposes of Section 18 of the Exchange Act.

2

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ACCELLENT CORP.
Date: November 1, 2005	By:	/s/ STEWART A. FISHER
	Name:	Stewart A. Fisher
	Title:	Chief Financial Officer, Vice President, Treasurer and Secretary

EXHIBIT INDEX

Exhibit No.	Exhibit Description
99.1	Supplemental Regulation FD disclosure of Accellent Corp. dated November 1, 2005*
99.2	Unaudited financial statements of Machining Technology Group, LLC, as of and for the nine months ended September 30, 2005*
99.3	Press release dated October 31, 2005

*
These exhibits are furnished by the Company and are not "filed" for purposes of Section 18 of the Exchange Act.

QuickLinks

  Item 1.01—Entry into a Material Definitive Agreement
  Item 2.02—Results of Operations and Financial Condition
  Item 7.01—Regulation FD Disclosure
  Item 8.01—Other Events
  Item 9.01—Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX